UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 30, 2009

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

West Virginia	0-16587	55-0672148
(State or Other Jurisdiction)	(Commission File Number)	(I.R.S. Employer Identification)

300 North Main Street
                            Moorefield, WV                         26836
(Address of principal executive offices)   (Zip Code)

Registrant's telephone number, including area code
(304) 530-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02.  Results of Operations and Financial Condition.

On April 30, 2009, Summit Financial Group, Inc. (“Summit”) issued a News Release announcing its earnings for the first quarter 2009.  This News Release is furnished as Exhibit 99 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

(c)	Exhibits

99           News Release issued on April 30, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUMMIT FINANCIAL GROUP, INC.

Date:  May 6, 2009                                                                                                                    By:   /s/ Julie R. Cook
                                             Julie R. Cook
                                            Vice President and
                                            Chief Accounting Officer